UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 17, 2006
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California	91302
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On October 17, 2006, The Ryland Group, Inc. (the “Company”), announced in a press release that Kip Scott, Executive Vice President and North Central Region President, will be promoted to Executive Vice President and Chief Operating Officer.  In his new position, Mr. Scott will have responsibility for all of the Company’s homebuilding operations throughout the country.  The press release is attached as Exhibit 99 and the information in the release is incorporated herein by reference.  The information in this report, including Exhibit 99, shall be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits

(d)                            Exhibits

Exhibit 99         Press release dated October 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.
Date: October 17, 2006	By:	/s/ TIMOTHY J. GECKLE
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated October 17, 2006